UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2020

ProShares Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-34200	87-6284802
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Michael L. Sapir

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, Maryland 20814

(240) 497-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

W. John McGuire

c/o Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

and

Richard F. Morris

c/o ProShare Capital Management LLC

7501 Wisconsin Avenue

Suite 1000E

Bethesda, MD 20814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ProShares Short Euro	EUFX	NYSE Arca
ProShares Short VIX Short-Term Futures ETF	SVXY	NYSE Arca
ProShares Ultra Bloomberg Crude Oil	UCO	NYSE Arca
ProShares Ultra Bloomberg Natural Gas	BOIL	NYSE Arca
ProShares Ultra Euro	ULE	NYSE Arca
ProShares Ultra Gold	UGL	NYSE Arca
ProShares Ultra Silver	AGQ	NYSE Arca
ProShares Ultra VIX Short-Term Futures ETF	UVXY	NYSE Arca
ProShares Ultra Yen	YCL	NYSE Arca
ProShares UltraPro 3x Crude Oil ETF	OILU	NYSE Arca
ProShares UltraPro 3x Short Crude Oil ETF	OILD	NYSE Arca
ProShares UltraShort Australian Dollar	CROC	NYSE Arca
ProShares UltraShort Bloomberg Crude Oil	SCO	NYSE Arca
ProShares UltraShort Bloomberg Natural Gas	KOLD	NYSE Arca
ProShares UltraShort Euro	EUO	NYSE Arca
ProShares UltraShort Gold	GLL	NYSE Arca
ProShares UltraShort Silver	ZSL	NYSE Arca
ProShares UltraShort Yen	YCS	NYSE Arca
ProShares VIX Mid-Term Futures ETF	VIXM	NYSE Arca
ProShares VIX Short-Term Futures ETF	VIXY	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

ProShare Capital Management LLC (the “Sponsor”) and ProShares Trust II (the “Trust”) are named as defendants in the following purported class action lawsuits filed in the United States District Court for the Southern District of New York on the following dates: (i) on January 29, 2019 and captioned Ford v. ProShares Trust II et al.; (ii) on February 27, 2019 and captioned Bittner v. ProShares Trust II, et al.; and (iii) on March 1, 2019 and captioned Mareno v. ProShares Trust II, et al. The allegations in the complaints are substantially the same, namely that the defendants violated Sections 11 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 by issuing untrue statements of material fact and omitting material facts in the prospectus for ProShares Short VIX Short-Term Futures ETF, and allegedly failing to state other facts necessary to make the statements made not misleading. Certain Principals of the Sponsor and Officers of the Trust are also defendants in the actions, along with a number of others. The Court consolidated the three actions and appointed lead plaintiffs and lead counsel. On January 3, 2020, the Court granted defendants’ motion to dismiss the class consolidated action in its entirety and ordered the case closed. The plaintiffs may file a notice of appeal to the Second Circuit Court of Appeals, in which case, the Trust and Sponsor will continue to vigorously defend against this lawsuit. The Trust and the Sponsor cannot predict the outcome of this action. ProShares Short VIX Short-Term Futures ETF may incur expenses in defending against such claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2020

ProShares Trust II

By:	/s/ Todd B. Johnson
Todd B. Johnson
Principal Executive Officer